PURCHASE ORDER                                    Exhibit 10.5
From Cornes & Co. Ltd., Tokyo
Date: 8 July 1998
Page: 1 of 1
Our Fax: 03-5821-1632

To:  TSI TelSys Inc.
Attn: Mr. Chuck Kozlowski, Director, Sales
Cc:  Mr. Kent Koji Matsumoto
From: Norio Ogita, Manager, Business Administration

Subject:  Booking
(Destination: Tokyo)

Please book following Products under Order No. ZLS-2164/97B
(AMEND)

Model No.            Description            Qty    Order
                                                   Amount

            DRTS Program
            for Tsukuba Secondary Station
            Low Rate System BBE #1A
                                             *         *
            Software for Low Rate System
            BBE #1A                          *         *
            High-rate BBE #1
                                             *         *
            High-Rate BBE #2
                                             *         *
            Mission BBE -OPR
                                             *         *
            Software of Mission BBE-OPR

            Peripheral Equipment           *      *

            System Design Support          *      *
Request for                                 Total
Shipping    Customer:                       Price
30-Nov-98   NEC- Yokohama                       US$1,088,800

          *Confidential portions omitted and filed separately with
the            Commission.

Appendix
1. Program: DRTS
     --  Please  be advised that the previous two POs, #ZLS-
2164/97-1A and ZLS-
     2164/97-2A, are put together into this on P.O. # ZLS-2163/97B
1. Our Ref:  TSI's Quote #1297009-02 (dated 17/Dec/97)
   DRTS Delivery/Payment Schedule chart issued by TSI (dated
16/Apr/98)
2. Payment terms:
   #1) 10% of the total amount - US$108,880
     -- After TSI's acknowledgement of this purchase order (Net
30) Completed
     -- Note:: US$42,710 out of US$108,880 was paid in Feb/98 under our P.O.
     #ZLS-2164/97-1A
     -- Note: The remaining US$66,170 was paid in Feb/98 under our P.O. #ZLS-
     2164/97-2A
   #2) 10% of the total amount - US$108,880
     -- After TSI's acknowledgment of this purchase order (Net 30)
Completed
     -- Note:: US$42,710 out of US$108,880 was paid in Feb/98 under our P.O.
#ZLS-2164/97-1A
     -- Note: The remaining US$66,170 was paid in Feb/98 under our P.O. #ZLS-
2164/97-2A
   #3) 60% of the total amount - US$653,280
     -- After completion of the FAT at TSI (Immediate)
     #4) 20% of the total amount - US$217,760
     -- After NEC's witness at NEC (Net 30)
3. The shipping request should read as ""FAT at TSI to be completed then the system to be shipped from TSI by 30/Nov/98 after NEC's approval of the shipment".
4. THE #3 AND #4 PAYMENTS SHALL BE MADE IN ACCORDANCE WITH AN
ACTUAL SCHEDULE.

BEST REGARDS,


Norio Ogita
MANAGER
Business Administration
CORNES & CO. LTD., TOKYO

(SALES ENGINEER IN CHARGE: M. SAKURABA)

December 17, 1997

Mr. Masaki Sakuraba
Cornes & Co. Ltd.,
Ryukakusan Bldg., 5F., 2-5-12
Higashi Kanda, Chiyoda-ku,
Tokyo, 101 Japan

Subject: DRTS Program- Revised Firm Fixed Price Proposal

Reference: NEC/Cornes and TSI TelSys Negotiation dated December
16, 1997


Dear Sakuraba-San:

TSI TelSys Inc. is pleased to provide our revised firm fixed price proposal for the DRTS Program Base-Band Equipment which incorporates the results of the reference negotiation. A negotiation overview sheet is attached for your convenience and provides a review of the pricing, delivery, technical and contractual elements of this proposal.

This quote shall remain valid from the above date to December 25, 1997. The information contained in this proposal is considered proprietary to TSI TelSys and must be kept confidential in accordance with our non-disclosure agreement.

Please extend our thanks and congratulations to the Cornes &
Company team, who
have contributed a great deal to the success of this DRTS proposal/negotiation process. We sincerely look forward to continuing this success with Cornes on the many opportunities ahead of us in Japan.

Should you have any technical questions regarding this proposal, please contact
Mr. Jeff Shi at (410) 872-3955. Any contractual questions may be addressed to
Mr. Edward J. O'Malley at (410) 872-3943.


Sincerely,

TSI TelSys Inc.


James R. Chesney
President

Enclosures

Attachment A - DRTS Negotiation Overview

December 17, 1997

I. Pricing -The pricing negotiated is based upon the VME/VIPstation configurations attached herewith.

II. Delivery - The following delivery schedules were agreed upon*:
     a) Tsukuba Primary Station - Nov. 30, 1998
     b) Tsukuba Secondary Station (Low Rate) - Oct. 30,1998
     c) Tsukuba Secondary Station (High Rate) - Apr. 30, 2000
     d) Hatoyama (EOC) Station - June 30, 1998
     e) Redu (ESA) Station - Sept. 30, 1998

     The NRE effort described on the attached sheet "NEC DRTS
Custom
     Engineering Work" dated December 17, 1997, shall be performed in parallel with the delivery of the Hatoyama (EOC) Station (40% of the engineering effort will be linked to this effort), Redu Station (40% of the engineering effort will be linked to this effort), Tsukuba
Primary Station
     (10% linked to this effort), and Tsukuba Secondary Station
Low Rate System
     (10% linked to this effort).

     * These delivery commitments are based upon contract award and acceptance by TSI TelSys by December 25, 1997, unless otherwise agreed to in writing.

I. Technical Baseline - Our technical basis is the NEC Technical Specification "BBE Requirement (CCSDS-N-001)" received on
November 21,
     1997, as revised by the negotiation minutes dated December
16, 1997.
     Based upon this specification and subsequent negotiation, we have provided configuration descriptions/diagrams, and an NRE list for the DRTS program which identifies what customization is included in this proposal. TSI
     TelSys substantially meets the technical requirements found in the specification noted above, however, TSI TelSys takes exception to and/or requires clarification to a few requirements and these are noted on the
     NRE list.

II. Terms and Conditions - The terms and conditions negotiated with Cornes and documented in Revision 5 dated December 2, 1997, will apply to this order with the exception of payment terms. Payment terms are under consideration by NEC/Cornes at this time. TSI TelSys proposed a 20%
     payment at the time of contract acceptance (Net 30), 60% at Factory
     Acceptance Test (Net 0), and 20% at the time of NEC
Acceptance (Net 30).
     We anticipate closure on this issue prior to December 25, 1997. Payment of the NRE is proposed to be on the same percentage basis as a deliverable and will be linked to the Hatoyama Station (40%), Redu
Station (40%),
     Tsukuba Primary Station (10%), and Tsukuba Secondary Station
Low Rate
     System (10%).

November 12, 1997

Mr. Norio Ogita
Manager, Business Administration
Cornes & Co. Ltd.
Ryukakusan Bldg., 5F, 2-5-12
Higashi Kanda, Chiyoda-ku
Tokyo 101
JAPAN

Subject: CORNES - TSI TELSYS INTERNATIONAL SALES REPRESENTATIVE
AGREEMENT

Dear Mr. Ogita:

TSI TelSys is pleased to offer two originals of the final version of the
International  Sales  Representative Agreement between Cornes  &
Co.  and  TSI
TelSys for Cornes's review and signature. The entire agreement between the parties consists of the following documents:

<circle>   TSI  TelSys  Inc.  International  Sales  Representative
Agreement,
   including Exhibits A - D.

<circle> TSI  TelSys  letter  dated  September 16, 1997, detailing the Standard
   Payment Terms for Cornes purchase orders.

<circle> Cornes facsimile message dated  October  7,  1997,
acknowledging  and
   agreeing to the payment terms and suggesting minor revisions.

<circle>  TSI  TelSys  letter dated November 4, 1997, agreeing to the revisions
   and confirming the parties' agreement that the payment terms outlined in the
   September 16 letter control any conflicting terms in Exhibit B to the
   International Sales Representative Agreement.

Please note that your requested change to Section 5 of the Agreement has been modified. We believe this modification is consistent with the intent and spirit of your request.

If these documents meet with Cornes's approval, we ask that you sign  and  date
the  Agreement  on  page  11 and initial and date the first page of each of the
other three documents to confirm Cornes's acceptance.   If you
would return all
the documents with Cornes's signatures to us, we will execute the original documents and return one set of original documents to you for your records.

Thank you for your continued confidence in TSI TelSys.   We  look
forward to a
growing, mutually beneficial relationship with Cornes.

Sincerely,

TSI TelSys Inc.



Edward J. O'Malley, Jr.
Director, Contracts and Procurement

Attachments: International Sales Representative Agreement
           September 16, 1997 Standard Payment Terms
           October 7, 1997 Cornes Agreement to Standard Payment
Terms
           November 4, 1997 Confirmation of Standard Payment Terms

cc: Kent Koji Matsumoto, Counsel (w/attachments)

TSI TelSys Terms - Cornes - Rev 5 - 12/2/97
Exhibit B

TSI TELSYS INC.

INTERNATIONAL TERMS AND CONDITIONS OF SALE

1. PRICES

TSI TelSys prices are exclusive of taxes, shipping, and insurance.

2. QUOTATIONS

Unless otherwise indicated therein, TSI TelSys quotations shall be valid for thirty (30) days from date of issuance.

3. CONTRACTS/PURCHASE ORDERS

A contract will be formed only upon TSI TelSys' acceptance of Customer's or
Representatives written purchase order or contract specifying the model number, options, and quantities of each product ordered, and the requested shipping dates, shipping destinations, and invoice point.

Customer's submission of a purchase order or contract in response to any quotation including these terms and conditions shall be deemed acceptance of these terms and conditions to the exclusion of any other terms or conditions appearing in such purchase order or contract unless otherwise agreed to in writing by TSI TelSys. TSI TelSys' acknowledgment of Customer's order is expressly made conditional upon Customer's assent to the terms and conditions detailed herein, which assent shall be presumed conclusively from Customer's failure to reasonably object in writing or from Customer's acceptance of any or all of the products ordered.

4. SCHEDULING OF SHIPMENTS

TSI TelSys will schedule shipments based on Customer's request and TSI TelSys' shipping capability at the time Customer's order is accepted.
Upon such
acceptance, TSI TelSys will issue an acknowledgment which will indicate the estimated shipping dates.

 5. RESCHEDULING AND CANCELLATION

Customer may request that orders be rescheduled or canceled only by written
request submitted to the TSI TelSys.  All such requests shall be subject to
acceptance by TSI TelSys in its sole discretion.   Any request to
cancel shall
be subject to payment of cancellation charges as follows:

           Cancellation Date     Charge
           Within 30 Days ARO*   30% of Order Amount
           31-59 Days ARO        50% of Order Amount
           60 Days + ARO         Noncancellable

* After receipt of order

6. SOFTWARE LICENSES AND WARRANTY

Software products are furnished subject to a separate license agreement which includes a limited software warranty, a copy of which is attached.

7. SHIPPING AND DELIVERY

Delivery is FOB TSI TelSys, Columbia, Maryland, USA. TSI TelSys shall arrange for shipment to the attention of Cornes & Co. at the Tokyo, Japan Airport or other specified location. Cornes & Co. shall be responsible for import duties/requirements and the reimbursement of all shipping expenses to TSI
TelSys.

TSI TelSys will not be held responsible for delays due to the denial, revocation, suspension, or governmental delay in the issuance of any export license or authorization, the inability of Cornes to meet its payment obligations under this contract or for delays in delivery because of causes beyond its reasonable control (e.g, Acts of God - floods, fire, etc.).

8. INSPECTION/ACCEPTANCE

TSI TelSys shall only tender for acceptance those items that conform to its technical specifications. If the product has been customized to meet the specific Customer requirements, the Customer may inspect or test any supplies or services that have been tendered for acceptance subject to mutually agreeable inspection acceptance test procedures. In the event that inspection and test is required, the customer must complete this process within 15 calendar days.

9. INTELLECTUAL PROPERTY RIGHTS

TSI TelSys shall own all rights in patents, copyrights, computer software, data, trade secrets and other intellectual property rights related to the design and development of its commercial hardware systems and software.

10. EXPORT RESTRICTIONS

Customer shall neither export, reexport, nor transfer, directly or indirectly, any product or technical data received hereunder, to any country or user in which such export, reexport or transfer is restricted by United States or local country law or regulations without first obtaining any required governmental license, authorization, certification, or approval.

If Customer resells or otherwise disposes of any product or technical data purchased hereunder, it shall comply with any export restrictions applicable to such transfer.

The Customer shall notify TSI TelSys prior to the export, reexport, or transfer of technical data or the product from its original destination.
The Customer
shall include name of the end user, end use and country destination and the documentation required by the U.S Export Administration in its submission to
TSI TelSys.

TSI TelSys shall have no liability for delayed delivery or non-delivery resulting from denial, revocation, suspension, or governmental delay in issuance of any necessary export license or authorization.

11. TITLE, RISK OF LOSS, AND SECURITY INTEREST

Title and risk of loss for all hardware products shall pass to Customer upon tender of the products by TSI TelSys to the carrier. Title to software products and all copies thereof shall remain in TSI TelSys or others from whom
TSI TelSys has obtained a licensing right. TSI TelSys reserves a security interest in each hardware product shipped until the entire amount due therefore has been paid.

12. TAXES

Any and all state and local sales, use, excise, privilege, and similar taxes imposed on TSI TelSys, or which TSI TelSys has a duty to collect in connection with the sale, delivery, or use of any product, will appear as separate items on the invoice, and will be paid by Customer. If sales to Customer are exempt from such taxes, Customer shall furnish to TSI TelSys a certificate of exemption.

13. PAYMENT

TSI TelSys shall submit an invoice to Cornes and Co. for all payment
milestones.  Cornes & Co. shall pay 25% of the contract value upon contract
award.  Upon receipt of satisfactory evidence of successful
factory acceptance
test (FAT) completion, Cornes & Co. will pay 65% of the contract value.
Shipment of the product is contingent on receipt of this FAT payment.  Upon
delivery of the product and the receipt of valid shipping
documentation, Cornes
& Co. shall release the final payment of 10%.
All orders shall be paid by Cornes & Co. via wire transfer to TSI
TelSys'
specified account and be made in United States dollars.   The
following bank
information is provided for this purpose:

     Bank Information:

     Nations Bank N.A.
     10320 Little Patuxent Parkway, Suite 814
     Acct. No. 20-0370-9508
     Lois V. Warden, Vice President (410) 964-6634.

All orders shall be shipped F.O.B. TSI TelSys Plant, 7100 Columbia
Gateway Dr.,
Columbia, Maryland, USA.   Should Customer become delinquent in
the payment of
any amount due hereunder, TSI TelSys, at its option and upon notice to
Customer, may suspend performance under any outstanding order. Customer agrees to pay any third-party collection expenses, including attorney's fees, that may become necessary to affect collection of any unpaid amounts.

14. HARDWARE WARRANTY

Hardware products are furnished subject to a separate warranty agreement, a copy of which is attached. TELSYS SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED
WARRANTIES, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF
MERCHANTABILITY AND
FITNESS FOR A PARTICULAR PURPOSE.  UNLESS MODIFIED IN WRITING AND
SIGNED BY THE
AUTHORIZED REPRESENTATIVES OF BOTH PARTIES, THIS WARRANTY IS
UNDERSTOOD TO BE
THE COMPLETE AND EXCLUSIVE WARRANTY BETWEEN THE PARTIES.  NO
TELSYS SALES
REPRESENTATIVE, DEALER, RESELLER, AGENT OR EMPLOYEE IS AUTHORIZED
TO MAKE ANY
MODIFICATION, EXTENSION, OR ADDITION TO THIS WARRANTY UNLESS
OTHERWISE ALLOWED
BY THIS AGREEMENT


15. INFRINGEMENT

TSI TelSys, at its expense, will defend Customer against any claim based on an allegation that a product furnished hereunder infringes a patent or copyright of another in the United States, and TSI TelSys will pay any resulting costs, damages, and attorneys' fees finally awarded against Customer that are attributable to such claim, or will pay the part of any settlement that is attributable to such claim; provided, that: 1) Customer notifies TSI TelSys promptly in writing of the claim; 2) TSI TelSys is permitted to control the defense or settlement of the claim; and 3) Customer cooperates reasonably in such defense or settlement at TSI TelSys' expense.

In its defense of settlement of any such claim, TSI TelSys may:
1) procure for
Customer the right to continue using the product; 2) modify the product so that it becomes non-infringing; or 3) replace the product with an equivalent product not subject to such claim. If the use of any product furnished hereunder is enjoined and none of the preceding alternatives is reasonably available to TSI TelSys, TSI TelSys will provide Customer an opportunity to return the product and receive a refund of the purchase price paid, less a reasonable allowance for use.

TSI TelSys shall have no liability to Customer for claims of infringement based upon: 1) the use of any product in combination with any product not supplied by TSI TelSys or; 2) the use of any product designed, manufactured, or modified to the specifications of Customer.

The foregoing states the entire obligation and liability of TSI
TelSys with
respect to infringement and claims thereof.

16. LIMITATION OF LIABILITY

EXCEPT AS PROVIDED IN THE PRECEDING SECTION REGARDING
INFRINGEMENT, IN NO EVENT
SHALL TSI TELSYS OR ITS VENDORS BE LIABLE FOR ANY DIRECT,
INDIRECT, SPECIAL,
INCIDENTAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF CUSTOMER'S
PURCHASE OR USE
OF ANY PRODUCT, EVEN IF TSI TELSYS OR THE VENDOR HAS ADVANCE
NOTICE OF THE
POSSIBILITY OF SUCH DAMAGES.

17. WAIVER

The failure of either party to enforce at any time any provision of these terms and conditions shall not be construed to be a waiver of such provision or the right thereafter to enforce each and every provision. No waiver by either party, either express or implied, of any breach of any of these terms and conditions shall be construed as a waiver of any other breach of such term or condition.

18. ASSIGNMENT

Customer may not assign or otherwise transfer its rights or obligations hereunder without the prior written consent of TSI TelSys. No attempt to assign or transfer in violation of this provision shall be valid or binding upon TSI TelSys.

19. GOVERNING LAW

The rights of the parties hereunder shall be governed by the laws of the State of Maryland, USA.

20. NOTICES

All notices required or authorized by these terms and conditions shall be given in writing and shall be deemed effective upon receipt (this includes facsimile receipts). Notices to Customer shall be sent to the address shown in the Customer's order.

21. DISPUTES

Any disputes arising under this contract shall be settled by compulsory, binding arbitration between the parties hereto in accordance with the commercial arbitration rules of the State of Maryland, USA. If the parties cannot agree upon an arbitrator within thirty (30) days after demand by either of them, either or both parties may request the State of Maryland to name a panel of five (5) arbitrators. TSI TelSys shall strike the names of two (2) on this list, the Representative shall then strike two (2) names, and the remaining name shall be the arbitrator. Any reviews of the Arbitrator's decision shall be made in accordance with the Maryland Uniform Arbitration Act

TSI TelSys Inc.'s Limited Hardware Warranty
V6A 4/8/97

TSI TelSys Inc.'s ("TELSYS") Warranty obligations are limited to the terms set forth below:

1. LIMITED WARRANTY. TELSYS warrants this hardware product against defects in materials and workmanship, under normal use and service, for a period of one
(1) year from the date of receipt by the Purchaser.

If the Purchaser discovers a defect within the warranty period, TELSYS will, at its discretion, repair the product with either new or refurbished replacement parts at no charge. If TELSYS is unable to restore the product to good working order, TELSYS will replace the product with either new or refurbished equipment, at its discretion. In the event that TSI TelSys is unable to repair or replace the defective equipment, it will provide a refund for the purchase price of the product. All products that are replaced will become the property of TELSYS. Any replaced or repaired product is warranted for the remainder of the initial warranty period or ninety days, whichever is longer. TELSYS shall not be responsible for any software, firmware, information or memory data of the Purchaser contained in, stored on, or integrated with any products for system components returned to TELSYS pursuant to any warranty.

2. RETURN PROCEDURES. To obtain service under this warranty within the established period, the Purchaser must:

Call TELSYS Technical Service Support Operations at 1-888-849-CARE
(2273)
between 8 a.m. and 5 p.m. EST, Monday through Friday, excluding holidays.

To insure that your product qualifies for return to factory warranty service, you will be asked to provide the model and serial number of your product, the date of original purchase, and the Purchaser's name, address, and phone number.

Products returned to TELSYS' Technical Service Support Operations must be pre-authorized by TELSYS with a Return Material Authorization (RMA) number marked on the outside of the package, and sent prepaid, insured, and packaged appropriately for safe shipment. The repaired or replaced item will be shipped to the Purchaser at TELSYS' expense, not later than (90) ninety days after receipt by TELSYS.

3.  APPLICABILITY.

This warranty applies only to hardware products (including internal components) supplied by TELSYS that can be identified by the "TELSYS" trademark, trade name, or logo affixed to them. Any warranty on external third-party hardware
(i.e., Sun Workstation) installed by TELSYS with this product is provided by the hardware vendor, not TELSYS. This warranty does not apply to damage caused by accident, abuse, misuse, improper installation or testing, misapplication, or service (including upgrades and expansions) performed by anyone who is not a
TELSYS Authorized Service Provider or any other cause beyond the range of the intended use, or by fire, lightning, or other hazard; if the product has been modified without the written permission of TELSYS; if any TELSYS serial number has been removed or defaced; or if you cannot provide proof of original purchase as described above.

4.  LIMITATIONS OF REMEDIES AND DAMAGES.

IN NO EVENT WILL TELSYS, ITS PARENT OR SUBSIDIARIES OR ANY OF THE
LICENSORS,
DIRECTORS, OFFICERS, EMPLOYEES OR AFFILIATES OF ANY OF THE
FOREGOING BE LIABLE
TO THE PURCHASER FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT OR
SPECIAL DAMAGES
WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF
BUSINESS
PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND
THE LIKE,)
WHETHER FORESEEABLE OR UNFORESEEABLE, ARISING OUT OF THE USE OF OR
INABILITY TO
USE THE SOFTWARE OR ACCOMPANYING WRITTEN MATERIAL, REGARDLESS OF
THE BASIS OF
THE CLAIM AND EVEN IF TELSYS OR A TELSYS REPRESENTATIVE HAS BEEN
ADVISED OF THE
POSSIBILITY OF SUCH DAMAGE.  TELSYS'S LIABILITY TO THE PURCHASER
FOR DIRECT
DAMAGES FOR ANY CAUSE WHATSOEVER, AND REGARDLESS OF THE FORM OF
THE ACTION,
WILL BE LIMITED TO THE ACTUAL PURCHASE PAID FOR THE PRODUCT.

Some states do not allow the exclusion or limitation of incidental or consequential damages or exclusion of implied warranties, so the above limitations or exclusions may not apply to the Purchaser. This warranty gives the Purchaser specific legal rights, and the Purchaser may also have other rights that vary from state to state.

THE WARRANTY AND REMEDIES SET FORTH ABOVE ARE EXCLUSIVE AND IN
LIEU OF ALL
OTHERS, WHETHER ORAL OR WRITTEN, EXPRESS OR IMPLIED.  TELSYS
SPECIFICALLY
DISCLAIMS ANY AND ALL IMPLIED WARRANTIES, INCLUDING, WITHOUT
LIMITATION,
WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR
PURPOSE.  UNLESS
MODIFIED IN WRITING AND SIGNED BY THE AUTHORIZED REPRESENTATIVES
OF BOTH
PARTIES, THIS WARRANTY IS UNDERSTOOD TO BE THE COMPLETE AND
EXCLUSIVE WARRANTY
BETWEEN THE PARTIES.  NO TELSYS SALES REPRESENTATIVE, DEALER,
RESELLER, AGENT
OR EMPLOYEE IS AUTHORIZED TO MAKE ANY MODIFICATION, EXTENSION, OR
ADDITION TO
THIS WARRANTY UNLESS OTHERWISE ALLOWED BY THIS AGREEMENT.

                    Addendum A to Limited Hardware Warranty

                                 April 8, 1997

TSI TelSys agrees to indemnify and hold Cornes & Co. harmless from all claims, demands and actions arising out of TSI TelSys equipment defects and/or failure provided that Cornes & Co. follows the instructions detailed in this paragraph.
This indemnification is only applicable where Cornes & Co. is the importer of
TSI TelSys products. In the event that Cornes & Co. is sued as a result of
"alleged" defects in TSI TelSys products, Cornes & Co. shall notify TSI TelSys immediately (in writing) upon verbal or written notice by the end customer.
Cornes & Co. agrees to allow TSI TelSys to control the defense or settlement of the claim and will cooperate reasonably in such defense or settlement at TSI
TelSys' expense. Despite this indemnification, TSI TelSys' standard hardware/software warranties shall apply to all purchase orders issued by
Cornes & Co. who shall pass on these limited warranties to the end user and these shall become the basis for any claims from end users that our products did not perform in accordance with TSI TelSys stated warranty provisions.

TSI TelSys Inc.'s Software License
V5A  4/8/97

The enclosed computer program(s)("Software") is licensed, not sold, to you by
TSI TelSys, Inc. ("TELSYS") for use only under the terms of this License, and
TELSYS reserves any rights not expressly granted to the Licensee. The Licensee owns the disk(s) on which the Software is recorded or fixed, but TELSYS retains ownership of the Software itself.

1.  LICENSE.  This License allows the Licensee to:

(a) Use one copy of the Software on a single computer at a time.
To "use" the
Software means that the Software is either loaded in the temporary memory (i.e.
RAM) of a computer or installed on the permanent memory of a computer (i.e.
hard disk, CD ROM, etc.) The Licensee may install the Software on a common storage device which is accessible by multiple computers, provided that if more computers have access to the common storage device than the number of licensed copies of the Software, you must have some Software mechanism which locks-out any concurrent users in excess of the number of licensed copies of the Software
(an additional license is not needed for the one copy of Software installed on the common storage device accessed by multiple computers provided the number of licensed copies is not exceeded by the number of concurrent users.).

(b) Make one copy of the Software in machine readable form solely for backup purposes.

2.  PROPRIETARY MATERIAL AND RESTRICTIONS.   "Proprietary
Material" shall mean
the Programs(s) in any form and the algorithms, technology and know-how embodied therein and all documentation, manuals and other material related thereto. Customer expressly acknowledges that the Proprietary Material is confidential and proprietary property of TELSYS and hereby agrees to receive and maintain it as it would its own confidential and proprietary material.
Licensee shall not cause or permit disclosure of any Proprietary Material to any person other than the Licensee's employees and consultants whose responsibilities require access to such material without the prior written consent of TELSYS.

The Software contains trade secrets in its human perceivable form and, to protect them, the Licensee may not REVERSE ENGINEER, DECOMPILE, DISASSEMBLE OR
OTHERWISE REDUCE THE SOFTWARE TO ANY HUMAN PERCEIVABLE FORM.
LICENSEE MAY NOT
MODIFY, ADAPT, TRANSLATE, RENT, LEASE, LOAN OR CREATE DERIVATIVE
WORKS BASED
UPON THE SOFTWARE OR ANY PART THEREOF.

3.  TERMINATION.  This License is effective until terminated.
This License
will terminate immediately without notice from TELSYS or judicial resolution if
Licensee fails to comply with any provision of this License. Upon such termination you must destroy the Software, all accompanying written materials and all copies thereof, and Sections 2, 5, 6, and 7 will survive any termination.

4. EXPORT LAW ASSURANCES. You agree that neither the Software nor any direct product thereof is being or will be shipped, transferred or reexported, directly or indirectly, into any country prohibited by the United States Export
Administration Act and the regulations thereunder or will be used for any purpose prohibited by the Act.

5.  LIMITED WARRANTY.  TELSYS warrants that the Software programs
(which
include embedded third party software) licensed from it will perform in
substantial conformance to the program specifications therefor for a period of
one year from the date of receipt from TELSYS.  TELSYS warrants the storage
media containing Software against failure during the warranty period.  No
updates are provided.  TELSYS' obligation hereunder shall be to replace any
defective media with Software which substantially conforms to
TELSYS'
applicable published specifications or in the event that that replacement is
not possible, to refund the purchase price paid by the Licensee for any
defective Software products.   TELSYS makes no warranty that its
Software
products will work in combination with any hardware or applications Software products independently purchased by the Customer from third party vendors.

THIS LIMITED WARRANTY IS THE ONLY WARRANTY PROVIDED BY TELSYS AND
TELSYS
EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EITHER EXPRESSED OR
IMPLIED,
INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY
AND FITNESS
FOR A PARTICULAR PURPOSE WITH REGARD TO THE SOFTWARE AND
ACCOMPANYING WRITTEN
MATERIALS. Because some jurisdictions do not allow the exclusion or limitation of implied warranties, the above limitation may not apply to you.

6.  LIMITATION OF REMEDIES AND DAMAGES.  IN NO EVENT WILL TELSYS,
ITS PARENT OR
SUBSIDIARIES OR ANY OF THE LICENSORS, DIRECTORS, OFFICERS,
EMPLOYEES OR
AFFILIATES OF ANY OF THE FOREGOING BE LIABLE TO THE LICENSEE FOR
ANY
CONSEQUENTIAL, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES
WHATSOEVER(INCLUDING,
WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION AND THE LIKE) WHETHER FORESEEABLE OR
UNFORESEEABLE, ARISING OUT OF THE USE OF OR INABILITY TO USE THE
SOFTWARE OR
ACCOMPANYING WRITTEN MATERIAL, REGARDLESS OF THE BASIS OF THE
CLAIM AND EVEN IF
TELSYS OR A TELSYS REPRESENTATIVE HAS BEEN ADVISED OF THE
POSSIBILITY OF SUCH
DAMAGE.  TELSYS'S LIABILITY TO THE LICENSEE FOR DIRECT DAMAGES FOR
ANY CAUSE
WHATSOEVER, AND REGARDLESS OF THE FORM OF THE ACTION, WILL BE
LIMITED TO THE
ACTUAL PRICE PAID FOR THE LICENSE TO USE THE SOFTWARE.

7. U.S. GOVERNMENT RESTRICTED RIGHTS. This License will be construed under the laws of the State of Maryland, except for that body of law dealing with conflicts of law. If any provision of this License shall be held by a court of competent jurisdiction to be contrary to law, that provision will be enforced to the maximum extent permissible, and the remaining provision of this License will remain in full force and effect. If the Licensee is a U.S. Government user then the Software is provided with "RESTRICTED RIGHTS" as set forth in subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted
Rights clause at FAR 52.227-19 or subparagraph (c)(1)(ii) of the Rights in
Technical Data and Computer Software clause at DFARS 252.227-7013, as applicable.

                                   EXHIBIT C

                                  V2 2/28/97

                        TSI TELSYS, INC. ("TSI TELSYS")

     EQUIPMENT MAINTENANCE, SOFTWARE MAINTENANCE, AND INSTALLATION
PROGRAM

                             TERMS AND CONDITIONS

1.  SCOPE

1.      TSI TELSYS SHALL BE OBLIGATED TO PROVIDE INSTALLATION
AND/OR
        MAINTENANCE FOR ALL EQUIPMENT AS MAY BE REQUESTED BY THE
CUSTOMER
        DURING THE CONTRACT TERM OF THIS AGREEMENT.  SERVICES WILL
BE PROVIDED
        IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

2.      The System Installation, Silver Maintenance, Gold
Maintenance, and
        Platinum Maintenance Options described herein are for services rendered within the Continental United States (CONUS). Additional charges for
        Outside the Continental United States (OCONUS) are stated in Paragraph
        7.

3.      THE SCOPE OF THIS AGREEMENT APPLIES TO INSTALLATION AND
MAINTENANCE
        SERVICES ONLY.  FOR PRODUCT REPAIR SERVICE PROGRAMS AND
NON-CONTRACT
        MAINTENANCE SERVICES, CONTACT TSI TELSYS DIRECTLY.

2.  TERM

     The initial term of this Agreement shall be a period of one
(1) year from
     the effective date of maintenance service (not applicable to installation service). This Agreement will automatically renew for an additional one-
     year term unless the Customer provides written notice of cancellation thirty (30) days prior to the expiration of this Agreement.
TSI may
     increase the maintenance charges hereunder at the renewal of a term, however the revised charges shall not exceed the then-current published
     TSI TelSys rates for the same level and type of support.

3.  OBLIGATIONS OF TSI TELSYS

A. TSI TELSYS WILL COMPLY WITH ALL REGULATIONS AND PROCEDURES IN
EFFECT AT THE
   CUSTOMER SITE WHEN PROVIDING SERVICES UNDER THIS AGREEMENT.

B. TSI TELSYS MAY USE NEW OR REFURBISHED REPLACEMENT PARTS WHICH
OPERATE LIKE
   NEW PARTS IN EFFECTING REPAIRS.  ALL PARTS WHICH HAVE BEEN
REPLACED SHALL
   BECOME THE PROPERTY OF TSI TELSYS.

C. TSI TELSYS WILL PROVIDE THE CUSTOMER WITH A SITE PREPARATION
GUIDE AND
   CHECKLIST, AND WILL SCHEDULE INSTALLATION WITH THE CUSTOMER.

4.  OBLIGATIONS OF CUSTOMER

a.      CUSTOMER PERSONNEL SHALL NOT PERFORM MAINTENANCE OR
ATTEMPT REPAIRS TO
        EQUIPMENT WHILE SUCH EQUIPMENT IS UNDER MAINTENANCE WITH
TSI TELSYS
        UNLESS PRIOR WRITTEN APPROVAL IS PROVIDED BY TSI TELSYS.

b.      THE CUSTOMER SHALL PERMIT ACCESS TO TSI TELSYS PERSONNEL
TO THE
        EQUIPMENT WHICH REQUIRES MAINTENANCE OR INSTALLATION,
SUBJECT TO
        REASONABLE SECURITY MEASURES.  THE CUSTOMER SHALL SHIP THE
EQUIPMENT
        BACK TO TELSYS AS NECESSARY AND IN ACCORDANCE WITH THIS
AGREEMENT.

c.      IF SYSTEMS INSTALLATION SERVICE IS PURCHASED, THE CUSTOMER
SHALL
        PREPARE THE SITE IN ACCORDANCE WITH THE SITE PREPARATION
GUIDE PROVIDED
        BY TSI TELSYS AND FAX A COMPLETED SITE PREPARATION
CHECKLIST TO THE TSI
        TELSYS SERVICE OPERATIONS CENTER PRIOR TO THE SCHEDULED
INSTALLATION
        DATE, AND PROVIDE A SITE CONTACT FOR THE TSI TELSYS FIELD
ENGINEER.

d.      THE CUSTOMER SHALL: (I) INSURE THAT THE EQUIPMENT IS
INSTALLED IN A
        LOCATION WHICH MEETS THE ENVIRONMENTAL CONDITIONS CALLED
FOR BY TSI
        TELSYS' PRODUCT SPECIFICATIONS; (II) MAINTAIN CURRENT
BACKUPS OF TSI
        TELSYS SOFTWARE; (III) INSTALL ALL TSI TELSYS' SOFTWARE
UPDATES WITHIN
        SIX MONTHS OF RECEIPT; AND (IV) LIMIT ACCESS TO ANY TSI
TELSYS
        TECHNICAL INFORMATION TO CUSTOMER EMPLOYEES AND AGENTS
WITH A SPECIFIC
        NEED RELATED TO USE OF THE SOFTWARE AND OTHER RELATED
DOCUMENTATION
        PROVIDED BY TSI TELSYS.

5.  AVAILABLE INSTALLATION AND REMEDIAL MAINTENANCE

A. STANDARD SYSTEM INSTALLATION (SSI) SERVICE - PROVIDES FOR CONUS
ON-SITE
   INSTALLATION OF A TSI TELSYS PRODUCT, MONDAY THROUGH FRIDAY,
FROM 8 A.M. TO
   5 P.M. EASTERN STANDARD TIME (EST).

   FEATURES OF SSI SERVICE ARE:

           1) HARDWARE-UNPACK AND SET-UP IN RACK, SHELF, OR TABLE;

           2) SOFTWARE-UNPACK MEDIA AND DOCUMENTATION, LOAD
SOFTWARE, AND
              CONFIGURE AND INITIALIZE SOFTWARE TO COMPLY WITH
PUBLISHED
              OPERATING STANDARDS AND MANUALS.

     THE CUSTOMER MUST ORDER THE STANDARD SYSTEM INSTALLATION
SERVICE WHEN
     PURCHASING TSI TELSYS EQUIPMENT UNLESS A WRITTEN WAIVER IS
REQUESTED BY
     THE CUSTOMER AND APPROVED BY TSI TELSYS.

6.  MAINTENANCE

     a. Silver Maintenance (SM) Service - Provides for remedial maintenance and enhanced technical support for TSI TelSys products, Monday through Friday, from 8 a.m. to 5 p.m. (EST).

           Features of Silver Maintenance service are:

(1)           RETURN TO FACTORY REPAIR OF NON-FUNCTIONING
EQUIPMENT - TSI
              TELSYS WILL SHIP THE REPAIRED EQUIPMENT BACK TO THE
CUSTOMER
              WITHIN TEN (10) BUSINESS DAYS OF RECEIPT AT THE
TSOC;

(2)           LABOR AND MATERIALS FOR THE REPAIR OF THE TELSYS
PRODUCT AT THE
              TSOC;

(3)           TOLL-FREE NUMBER ACCESS NUMBER TO THE TSOC;

(4)           SYSTEM SOFTWARE BUG FIXES (PATCHES);

(5)           MODULE EXCHANGE (SUBJECT TO AVAILABILITY);

(6)           NOTIFICATION OF RELEASED ENGINEERING CHANGES.

     B. GOLD MAINTENANCE (GM) SERVICE - COMPRISES SILVER
MAINTENANCE SERVICE
PLUS THESE ADDITIONAL FEATURES

     FEATURES OF GOLD MAINTENANCE SERVICE ARE:

(1)             THE FEATURES OF SILVER MAINTENANCE PLUS;

(2)             REMOTE DIAGNOSTICS PERFORMED BY THE TSOC
(SCHEDULED);

(3)             SYSTEM SOFTWARE UPDATES (E.G., A MINOR REVISION
FROM VERSION
                3.0 TO 3.1);

(4)             24 HOUR MODULE EXCHANGE (SUBJECT TO AVAILABILITY);

(5)             HARDWARE UPDATES

(6)             PREPAID SHIPPING (CARRIER) CHARGES WITH A VALID
RMA NUMBER FROM
                THE TSOC .

     C.    FEATURES OF PLATINUM SERVICE ARE:

           (1) GOLD MAINTENANCE SERVICE PLUS THESE ADDITIONAL
FEATURES;

           (2) TELSYS WILL SHIP THE REPAIRED OR A REPLACEMENT PART
BACK THE
              NEXT BUSINESS DAY AFTER RECEIPT AT THE TSOC;

           (3) SYSTEM SOFTWARE UPGRADES (E.G., A MAJOR REVISION
FROM VERSION
              3.1 TO 4.0) WHICH INCLUDE NEW FEATURES AND OPTIONS
IN ADDITION TO
              SYSTEM OPERATIONAL ENHANCEMENTS AND BUG FIXES;

           (4) ON-SITE MAINTENANCE SERVICE AT A CUSTOMER CONUS
SITE.  A
              QUALIFIED SERVICE TECHNICIAN WILL BE DISPATCHED TO
THE CUSTOMER
              LOCATION WITHIN THE NEXT BUSINESS DAY PLUS
REASONABLE PREPARATION
              AND TRAVEL TIME;

           (5) ALL TRAVEL CHARGES ASSOCIATED WITH ON-SITE CONUS
SUPPORT

           (6) HARDWARE UPDATES PROVIDED AT REGULAR INTERVALS;

           (7) INSTALLATION OF PURCHASED TSI OPTIONS.

           NOTE:  TSI TELSYS WILL, AT ITS SOLE DISCRETION,
DETERMINE THE
           NECESSITY AND APPROPRIATENESS OF AN ON-SITE CALL VERSUS
AN OFF-SITE
           REPAIR OF THE EQUIPMENT AT THE TSOC.  SHOULD TSI TELSYS
DETERMINE
           THAT AN ON-SITE CALL IS REQUIRED, IT ALONE WILL DECIDE
ON THE
           DURATION AND QUANTITY OF ON-SITE MAINTENANCE CALLS
NECESSARY TO
           REPAIR THE EQUIPMENT

A. SOFTWARE SERVICE (SS) PROVIDES FOR REMEDIAL MAINTENANCE SUPPORT
AND UPGRADES
   FOR TSI TELSYS' SOFTWARE PRODUCTS, MONDAY THROUGH FRIDAY, FROM
8 A.M. TO 5
   P.M. (EST).

   FEATURES OF THE SOFTWARE SERVICE ARE:

     (1) SEMI-ANNUAL SYSTEM SOFTWARE UPGRADES;

     (2) SYSTEM SOFTWARE ENHANCEMENTS;

     (3) SYSTEM SOFTWARE BUG FIXES (PATCHES);

     (4) REMOTE DIAGNOSTICS VIA THE TSOC;

     (5) TOLL-FREE ACCESS TO THE TSOC.

7.  COVERAGE AND ELIGIBILITY- EQUIPMENT MAINTENANCE

a.      TO BE ELIGIBLE FOR MAINTENANCE COVERAGE UNDER THIS
AGREEMENT, THE
        EQUIPMENT MUST BE DETERMINED BY TSI TELSYS TO BE IN GOOD
OPERATING
        CONDITION.  IN ORDER TO DETERMINE THAT THE EQUIPMENT IS IN
GOOD
        OPERATING CONDITION:

(1)           THE EQUIPMENT MUST PRESENTLY BE UNDER A TSI TELSYS
WARRANTY OR
              MAINTENANCE AGREEMENT;

(2)           EQUIPMENT OUTSIDE OF A TSI TELSYS WARRANTY OR
MAINTENANCE
              AGREEMENT MUST HAVE BEEN REPAIRED BY TSI TELSYS
WITHIN NINETY
              (90) DAYS OF THE REQUEST FOR A TSI TELSYS
DETERMINATION OF
              CONDITION;

(3)           IF THE EQUIPMENT IS OUTSIDE A TSI TELSYS WARRANTY OR
MAINTENANCE
              AGREEMENT, IT MUST BE EXAMINED BY TSI TELSYS AND
REPAIRED, IF
              NECESSARY, AT THE CUSTOMER'S EXPENSE PRIOR TO
ISSUANCE OF A
              MAINTENANCE AGREEMENT.

a.      A WRITTEN MAINTENANCE ORDER SHALL BE THE ONLY BASIS FOR
MAINTENANCE IN
        ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS
MAINTENANCE AGREEMENT.
        TSI TELSYS WILL CONFIRM A MAINTENANCE ORDER BY PROVIDING
THE CUSTOMER
        WITH A RETURN MATERIAL AUTHORIZATION (RMA) WITHIN TWENTY-
FOUR (24)
        HOURS OF THE CUSTOMER'S REQUEST.  ORDER RENEWALS WILL BE
AUTOMATICALLY
        ACCEPTED FOR EQUIPMENT WHICH MAY HAVE BEEN DISCONTINUED
FROM USE FOR
        TEMPORARY PERIODS OF TIME NOT LONGER THAN 120 CALENDAR
DAYS.

b.      ALL WRITTEN CORRESPONDENCE FROM THE CUSTOMER SHALL BE
DIRECTED TO THE
        TSOC.

c.      MAINTENANCE SERVICE SHALL COMMENCE ON A MUTUALLY AGREED
DATE BETWEEN
        THE CUSTOMER AND THE TSOC, WHICH WILL BE SPECIFIED IN THE
MAINTENANCE
        ORDER.  MAINTENANCE ORDERS SHALL NOT BE MADE EFFECTIVE
BEFORE THE
        EXPIRATION OF ANY APPLICABLE MAINTENANCE OR WARRANTY
PERIODS.

8.  TIME AND MATERIAL RATES FOR ON-SITE SERVICE (EQUIPMENT
MAINTENANCE)

Should the Customer request On-Site maintenance during the periods below, the following rates and conditions shall apply.

a.  CONUS Support

     TIME PERIOD RATE

     (1) REGULAR HOURS (8 A.M. TO 5 P.M. LOCAL)         *   **

     (2) AFTER HOURS (MONDAY THROUGH FRIDAY)            *

     (3) AFTER HOURS (SATURDAY, SUNDAY, HOLIDAYS)       *

* Confidential portions omitted and filed separately with the Commission.

   **ONLY APPLICABLE TO CUSTOMER REQUESTS UNDER THE SILVER AND
GOLD SERVICE
   OPTIONS.  THERE IS NO ADDITIONAL CHARGE FOR MAINTENANCE SERVICE
DURING
   REGULAR HOURS FOR THE PLATINUM SERVICE OPTION.

THERE SHALL BE A FOUR (4) HOUR MINIMUM CHARGE FOR ON-SITE SERVICE.
A FULL HOUR
SHALL BE CHARGED FOR ANY SIXTY (60) MINUTE PERIOD OR ANY FRACTION
THEREOF.  THE
REGULAR AND AFTER HOUR RATES DO NOT INCLUDE REASONABLE AND ACTUAL
TRAVEL
EXPENSES WHICH SHALL BE CHARGED TO THE CUSTOMER FOR EACH ON-SITE
SERVICE CALL.

B.  OCONUS SUPPORT

SHOULD THE CUSTOMER REQUIRE THAT ON-SITE INSTALLATION AND/OR
MAINTENANCE BE
PERFORMED OCONUS, ADDITIONAL COSTS SHALL BE CHARGED TO THE
CUSTOMER.  SUCH
CHARGES WILL BE LIMITED TO REASONABLE AND ACTUAL TRAVEL EXPENSES,
INCLUDING
TRAVEL COSTS, PER DIEM AND LODGING IF OVERNIGHT STAY IS NECESSARY.
THESE
EXPENSES WILL BE IN ADDITION TO THE HOURLY CHARGES DESCRIBED ABOVE
FOR CONUS
REGULAR AND AFTER HOURS SUPPORT.  SUCH ADDITIONAL CHARGES WILL
APPLY TO EACH
ON-SITE MAINTENANCE REQUEST, AND IT WILL BE LIMITED TO ONE ROUND
TRIP PER
SERVICE CALL.

9.  EQUIPMENT RETURN

a. PRODUCTS RETURNED TO TSI TELSYS FOR MAINTENANCE MUST BE PRE-
AUTHORIZED BY
   TSI TELSYS WITH AN RMA NUMBER MARKED ON THE OUTSIDE OF THE
PACKAGE, AND SENT
   PRE-PAID, INSURED, AND PACKAGED APPROPRIATELY FOR SAFE
SHIPMENT.  THE
   CUSTOMER SHALL BE RESPONSIBLE FOR RISK OF LOSS OR DAMAGE TO THE
EQUIPMENT
   UNTIL RECEIVED AND ACCEPTED AT THE TSOC.  TSI TELSYS SHALL BE
RESPONSIBLE
   FOR RISK OF LOSS OR DAMAGE UNTIL THE EQUIPMENT HAS BEEN
RETURNED TO THE
   CUSTOMER.

b. WHEN TSI TELSYS REMOVES EQUIPMENT FOR OFF-SITE REPAIR, IT SHALL
BE
   RESPONSIBLE FOR ANY LOSS OR DAMAGE TO THE PRODUCT FROM THE TIME
OF REMOVAL
   UNTIL THE TIME OF RETURN OF THE EQUIPMENT TO THE CUSTOMER.

10.  EQUIPMENT MOVEMENT

Relocation of products to a site other than the site specified initially by
Customer may affect the availability of service and will relieve
TSI TelSys'
obligation to provide On-Site service unless:

a) Customer notifies TSI TelSys thirty (30) days prior to such relocation; b)
TSI TelSys confirms that the relocation does not affect the availability of service; and c) Customer agrees to pay any adjustment of charges which may result from the relocation.

Upon request of the Customer, TSI TelSys will supervise product relocation, including de-installation, crating, uncrating and reinstallation, or perform other associated services at the hourly rates denoted in Paragraph 7 of this
Agreement.

11.  LIMITATIONS

TSI TelSys shall not be obligated under this Agreement to:

   a. SERVICE ANY PRODUCT THAT HAS BEEN DAMAGED, ABUSED, OVERUSED
OR MISUSED AS
      DEFINED BY TSI TELSYS AND THROUGH NO FAULT OF TSI TELSYS;

   b. SERVICE ANY PRODUCT THAT HAS RECEIVED UNAUTHORIZED
MODIFICATION, REPAIR
      OR SERVICE THAT IMPAIRS PERFORMANCE OR IMPEDES NORMAL
SERVICE;

   c. PAINT OR REFINISH ANY PRODUCT FOR COSMETIC PURPOSES ONLY;

   d. REPAIR ANY DAMAGE OR MALFUNCTION CAUSED BY THE USE OF NON-
TSI TELSYS
      EQUIPMENT;

   e. SERVICE ANY PRODUCT THAT HAS NOT RECEIVED THE REQUIRED USER
MAINTENANCE
      AND CLEANING AT THE FREQUENCY AND AS PRESCRIBED IN THE USER
MANUAL.

   f. PROVIDE OR REPLACE CONSUMABLE ITEMS USED WITH TSI EQUIPMENT
(I.E.
      MAGNETIC MEDIA, LAMPS, ETC.)

     ANY SERVICE IDENTIFIED IN 10.A-E ABOVE AND PROVIDED BY TSI
TELSYS AT THE
     CUSTOMER'S REQUEST SHALL BE CHARGED TO CUSTOMER AT TSI
TELSYS' THEN
     CURRENT RATES FOR PARTS AND AT THE HOURLY RATES IN PARAGRAPH
7 FOR
     SERVICE.

12.  WARRANTIES

a. TSI TelSys warrants new and refurbished "as new" parts for the duration of this maintenance Agreement or ninety (90) days after installation, whichever is later.

b. IN CONNECTION WITH THIS AGREEMENT, SERVICES RENDERED HEREUNDER
AND PARTS
SUPPLIED PURSUANT HERETO, TSI TELSYS MAKES NO WARRANTY, EITHER
EXPRESSED OR
IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF FITNESS
FOR PARTICULAR
PURPOSE OR OF MERCHANTABILITY.  TSI TELSYS' SOLE OBLIGATION SHALL
BE LIMITED TO
TSI TELSYS' REASONABLE EFFORTS AT THE MAINTENANCE, REPAIR, OR
REPLACEMENT OF
ANY DEFECTIVE PRODUCT. Some states do not allow the exclusion of implied warranties, so the exclusion above may not apply to the Customer.

13.  LIMITATION OF LIABILITIES

TSI TELSYS AND/OR ITS REPRESENTATIVE'S LIABILITY UNDER OR ARISING
OUT OF THIS
AGREEMENT, WHETHER FOR BREACH OF CONTRACT, TORT, OR OTHERWISE
SHALL BE LIMITED
TO A REFUND OF THE PRO RATA ANNUAL MAINTENANCE CHARGES PAID, IF
ANY, FOR THE
ITEM OF PRODUCT INVOLVED IN THE CLAIM.  IN NO EVENT WILL TSI
TELSYS OR ITS
REPRESENTATIVES BE LIABLE FOR ANY INDIRECT,  SPECIAL
ORCONSEQUENTIAL DAMAGES,
INCLUDING, BUT NOT LIMITED TO, LOSSESOF BUSINESSAND/OR PROFITS,
WHETHER
FORESEEABLE OR NOT, CAUSED BY ITS PRODUCT OR SERVICES RELATED THERETO. Some states do not allow the limitation or exclusion of liability forincidental or consequential damages, so the limitation above may not apply to the Customer.

14.  BREACH OF CONTRACT AND REMEDIES

Should Customer: (i) default in the payment of any sum of money due beyond the thirtieth (30th) day after the same is due; or (ii) default in the performance of any other of its obligations under this Agreement, which default continues for thirty (30) days after receipt by Customer of notice thereof from TSI
TelSys; or (iii) permit any person other than a TSI TelSys authorized service technician to alter or change any TSI TelSys product without TSI TelSys' prior written consent, then in any such event TSI TelSys may at its option proceed with the following: (a) terminate this Agreement; and (b) convert any unpaid and/or future charges for any and all services rendered to Customer under this
Agreement to TSI TelSys' then-current rates. The rights afforded TSI TelSys under this Paragraph 13 will not be deemed to be exclusive, but shall be in addition to any rights or remedies provided by law.

15.  MISCELLANEOUS

a. THIS AGREEMENT CONSTITUTES HE ENTIRE UNDERSTANDING BETWEEN THE
CUSTOMER AND
   TSI TELSYS WITH RESPECT TO THE SUBJECT MATTER OF THE AGREEMENT
AND MAY BE
   AMENDED OR MODIFIED ONLY BY WRITTEN AGREEMENT BETWEEN THE
PARTIES.  IN THE
   EVENT THAT THERE IS ANY VARIANCE BETWEEN THE TERMS OF THIS
AGREEMENT AND THE
   CUSTOMER'S PURCHASE ORDER TERMS, THE TERMS AND CONDITIONS OF
THIS AGREEMENT
   SHALL PREVAIL.

b. IF ANY TERM OR PROVISION OF THIS AGREEMENT SHALL BE FOUND TO BE
ILLEGAL OR
   UNENFORCEABLE, THEN, NOTWITHSTANDING, THIS AGREEMENT SHALL
REMAIN IN FULL
   FORCE AND EFFECT, AND SUCH TERM OR PROVISION WILL BE STRICKEN,
PROVIDED THAT
   IN SUCH EVENT THE PARTIES AGREE TO NEGOTIATE IN GOOD FAITH
SUBSTITUTE
   ENFORCEABLE PROVISIONS MOST NEARLY REFLECT THE PARTIES ORIGINAL
INTENT IN
   ENTERING INTO THIS AGREEMENT.

c. THIS AGREEMENT SHALL BE BINDING ON THE PARTIES HERETO AND THEIR
SUCCESSORS
   AND ASSIGNS, BUT IS NOT ASSIGNABLE BY CUSTOMER IN ANY PART
WITHOUT THE PRIOR
   WRITTEN CONSENT OF TSI TELSYS, AND ANY ATTEMPTED ASSIGNMENT
WITHOUT SUCH
   CONSENT SHALL BE NULL AND VOID.  TSI TELSYS RESERVES THE RIGHT
TO ASSIGN THE
   PERFORMANCE OF THIS AGREEMENT TO A QUALIFIED THIRD PARTY.

d. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF
MARYLAND.

e. NEITHER PARTY SHALL BE RESPONSIBLE TO THE OTHER FOR A DEFAULT,
DELAY OR
   FAILURE TO PERFORM HEREUNDER IF SUCH DEFAULT, DELAY OR FAILURE
TO PERFORM
   (INCLUDING, BUT NOT LIMITED TO, MEETING THE RESPONSE TIME
REQUIREMENT OF
   THIS AGREEMENT) IS DUE TO ONE OR MORE CAUSES BEYOND ITS
REASONABLE CONTROL
   INCLUDING, BUT NOT LIMITED TO, LABOR DISPUTES, CIVIL
DISTURBANCES,
   EPIDEMICS, WAR, EMBARGOES, FIRE, ACTS OF GOD OR DEFAULT OF A
COMMON CARRIER
   OR SUPPLIER.  THIS SECTION SHALL NOT APPLY TO THE CUSTOMER'S
OBLIGATION TO
   PAY THE FEE(S) SET FORTH IN THIS AGREEMENT.

September 16, 1997

Mr. Norio Ogita, Manager, Business Administration
Cornes & Co. Ltd.,
Ryukakusan Bldg., 5F., 2-5-12
Higashi Kanda, Chiyoda-ku,
Tokyo, 101 Japan

Subject:   Cornes Purchase Orders
           Standard Payment Terms

Dear Mr. Ogita:

A few weeks ago, I had the pleasure of meeting Ishibashi-San and we had very fruitful and beneficial discussion on a variety of business topics. One of the primary issues we discussed involved the payment terms for future orders. An overview of our discussions on payment terms is provided below for your confirmation and approval:

Scenario #1:

This scenario is characterized by an on-site (at TSI TelSys) customer witness and approval of factory acceptance testing. The milestones for payment of this type of contract are detailed as follows:

     Milestone             Amount           Payment Terms

     Contract Award        25% of CV*       Net 30 days

     FAT                   55% of CV        Immediate

     Customer Acceptance   20% of CV        Net 30 days

* Contract Value

Scenario #2:

This scenario is characterized by customer witness and approval of acceptance testing at the customer site only. The milestones for payment of this type of contract are detailed as follows:

     Milestone             Amount           Payment Terms

     Contract Award        25% of CV        Net 30 days

     Customer Acceptance   75% of CV        Per terms of LOC


The letter of credit terms are proposed as a separate addendum to this letter.
In this scenario, since TSI TelSys will not receive payment until the letter of credit terms are satisfied, it is appropriate that title pass upon End-Customer acceptance at their plant. Therefore, the F.O.B. point for these types of orders shall be "Customer's Plant". TSI TelSys will take responsibility for shipment of the products to the Tokyo Airport and request that Cornes, as our importer, take responsibility on our behalf in transporting the equipment to the Customer site. All additional costs related to transporting the equipment
(including, but not limited to, freight forwarder, shipping, and insurance costs) will be billed separately to Cornes and shall be paid on Net 30 day terms.

In the unlikely event that Customer acceptance is not granted within thirty
(30) days of installation, TSI TelSys reserves the right to require return of the equipment to facilitate remediation or negotiate other arrangements with
Cornes, at TSI TelSys' sole discretion.

Scenario #3:

In the rare cases that our contract situation does not fit into the first two scenarios, the parties agreed to remain open minded and cooperative in discussing alternative payment terms which are appropriate for that contract.

Please indicate your acceptance to this change to this proposal by signing the block below and returning a copy via facsimile to my attention.
Thank you for
your consideration.

Should you have any questions regarding this letter, please contact me at (410)
872-3943.

Sincerely,

TSI TelSys Inc.


Edward J. O'Malley
Director, Contracts and Procurement



Acknowledged and Agreed:

Cornes & Co. Ltd

_________________________
Signature

_________________________
Name

_________________________
Title

_________________________
Date

FACSIMILE MESSAGE
From Cornes & Co. Ltd., Tokyo
Date: 7 October 1997

TO: TSI TelSys Inc.
ATTN: Mr. K. Matsumoto
CC: Mr. E. O'Malley

From: Norio Ogita, Manager, Business Administration

Subject: Agreement

Thank you for your fax of 18 September and we will make the following comments.

We agree with your proposal of scenario 1, 2 and 3. These 3 scenarios might be stipulated in the side letter attached to the formal agreement and you remain the old (you proposed previously) wording in the formal agreement, i.e. Art.
No. 13 of Exhibit B, Payment. Please refer the last paragraph of our fax of 24
July 1997.

As far as we understand, scenario 3 should be applicable, if we can not obtain the customer's consent of payment of 25% at the time of contract, although we will try to avoid such a case.
We should be pleased, if you would confirm this before signing.

We put our signature and return the attached document on the payment.

One thing we would like to comment is the wording on L/C.
We normally receive a document from our bank and they state on the document
"irrevocable documentary credit" in stead of stating "irrevocable, non-transferable letter of credit".

Best regards,


N. Ogita
Manager, Business Administration

November 4, 1997

Mr. Norio Ogita, Manager, Business Administration
Cornes & Co. Ltd.,
Ryukakusan Bldg., 5F., 2-5-12
Higashi Kanda, Chiyoda-ku,
Tokyo, 101 Japan

Subject:   Cornes Purchase Orders
           Standard Payment Terms

Reference: Cornes facsimile dated October 7, 1997

Dear Mr. Ogita:

TSI TelSys Inc. is pleased to confirm our agreement to the reference letter.
Specifically, we will consider our letter of September 16, 1997, to be incorporated into our previously negotiated terms of April 8, 1997, via attachment. These payment terms will supersede those relevant sections found in Article 13 of Exhibit B.

TSI TelSys agrees to handle scenario 3 on a case-by-case basis and has no problem with Cornes position on this issue. We agree to revise the letter of credit wording from "irrevocable, non-transferable letter of credit" to an
"irrevocable documentary credit" as Cornes proposed.

Thank you for your patience and follow-up in bringing these issues to closure.

Should you have any questions regarding this letter, please contact me at (410)
872-3943.

Sincerely,

TSI TelSys Inc.


Edward J. O'Malley
Director, Contracts and Procurement

TSI TelSys Proposed Letter of Credit Terms for Cornes

TSI TelSys proposes the following letter of credit terms for Cornes consideration:

Seventy-five (75%) of the total order amount shall be paid via an irrevocable, non-transferable Letter of Credit, confirmed by a U.S. Bank acceptable to TSI
TelSys Inc., payable at sight to the order of TSI TelSys Inc. in U.S. funds at the counter of its advising bank above upon presentation of the appropriate documents as defined below.

1)   Reimbursement Criteria:

"Presentation of the original End-Customer Acceptance Test
Approval Form signed
by the TSI TelSys and End-Customer representative(s) (see attached form)."

2)  TSI TelSys bank information is as follows:

     Advising Bank               Reimbursement Bank (payments made
to this
                                                     bank)
     Nations Bank N.A.           Nations Bank N.A.
     Attn: LC Dept.              10320 Little Patuxent Parkway,
Suite 814
     121 West Trade Street       Acct. No. 20-0370-9508
     21st Floor                  Lois V. Warden, Vice President
(410) 964-6634
     Charlotte, NC 28244

3)  Accompanying Documentation:

This is defined as the original End-Customer Acceptance Test
Approval Form
signed by the TSI TelSys and End-Customer representative (see attached form).

4) Cornes shall assure that the Issuing bank's internal bank reference number is included on the letter of credit.

Cornes shall provide an advance copy of the letter of credit via facsimile to
TSI TelSys Inc. for review and approval prior to providing a final version to its bank. The letter of credit must be in place and acknowledged by TSI
TelSys' bank within ten (10) business days of the order placement with TSI
TelSys. Delays in opening the letter of credit by the Customer will result in delay of the contracted shipment date.